SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report: September 19, 2005

ATLANTIS BUSINESS DEVELOPMENT CORPORATION

(Exact Name of Registrant as Specified in its Charter)
Nevada	0-16286	95-4082020
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 NE 80th Terrace

Miami, FL 33138

(Address of principal executive offices)

Registrant's telephone number, including area code: 305-935-7222

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Acquisition or Disposition of Assets:

The Company spun-off 100% of the common shares of its wholly owned subsidiary 727 Communications Inc., a Nevada Corporation, to the shareholders of the company on the basis of 1 common share of the subsidiary for every 1 common share held of record by the shareholders of the Registrant.

The record date for the spin-off of shares of the subsidiary is September 16, 2005.

The Registrant has requested a CUSIP number for the spun off subsidiary.

The Company has set September 30, 2005 as the distribution date for the issuance of the spun off shares to the shareholders.

At the record date of the spin off, the subsidiary had 15,713,750 shares of common stock issued and 59,286,250 outstanding.

No assurances can be made that the spun-off corporation will emerge as a successful company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIS BUSINESS DEVELOPMENT CORPORATION

September19, 2005

Date Christopher M Dubeau, CEO